Exhibit 32.1


                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Flexpoint Sensor Systems, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   November 1, 2005           /s/ Clark M. Mower
                                   ____________________________________
                                   Clark M. Mower
                                   Chief Executive Officer



Date:   November 1, 2005           /s/ John A. Sindt
                                   ____________________________________
                                   John A. Sindt
                                   Principal Financial Officer